Supplement to the Statement of Additional Information

CREDIT SUISSE ABSOLUTE RETURN FUND

The following information will supersede or supplement certain information in the fund's Statement of Additional Information.

Portfolio Managers

Registered Investment Companies, Pooled Investment Vehicles and Other Accounts Managed

As reported to the Fund, the information in the following table reflects the number of registered investment companies, pooled investment vehicles and other accounts managed by the portfolio managers and the total assets managed within each category as of October 29, 2008.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Yogi Thambiah	1	$7,030,000	0	N/A	8	41,150,000
Alison Kawol	1	$7,030,000	0	N/A	0	N/A

No advisory fee is paid based on performance for any of the accounts listed above.

Ownership in Securities of the Fund

As reported to the Fund, as of October 29, 2008, the Portfolio Managers had no beneficial ownership in the Fund.

Portfolio Managers' Compensation

Credit Suisse's compensation to the Portfolio Managers includes both a fixed base salary component and bonus component. The discretionary bonus for the Portfolio Managers is not tied by formula to the performance of any fund or account. The factors taken into account in determining the Portfolio Managers' bonus include the Fund's performance, assets held in the Fund and other accounts managed by the portfolio managers, business growth, team work, management, corporate citizenship, etc.

A portion of the bonus may be paid in phantom shares of Credit Suisse Group stock as deferred compensation. Phantom shares are shares representing an unsecured right to receive on a particular date a specified number of registered shares subject to certain terms and conditions.

Like all employees of Credit Suisse, the Portfolio Managers participate in Credit Suisse's profit sharing and 401(k) plans.

Dated: November 7, 2008